SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2004

PERFORMANCE FOOD GROUP COMPANY
(Exact name of registrant as specified in its charter)

Tennessee	0-22192	54-0402940
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12500 West Creek Parkway, Richmond, Virginia	23238
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(804) 484-7700

Not Applicable
(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.

On August 3, 2004, Performance Food Group Company issued a press release announcing its second quarter earnings results, the text of which is furnished as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFORMANCE FOOD GROUP COMPANY

Date: August 3, 2004

By: /s/ John D. Austin
John D. Austin
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit
99.1	Earnings Press Release Issued by Performance Food Group Company dated August 3, 2004.